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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 16, 2004

                            KMART HOLDING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                   000-50278              32-0073116
     ----------------------------      ------------       -------------------
     (State or other jurisdiction      (Commission           (IRS Employer
          of incorporation)            File Number)       Identification No.)

        3100 West Big Beaver Road, Troy, Michigan              48084
       ---------------------------------------------           -----
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (248) 463-1000

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13.e-4(c)

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ITEM 8.01         OTHER EVENTS.

         On November 16, 2004, Kmart Holding Corporation (the "Company") and Sears, Roebuck and Co. ("Sears") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the Company and Sears have agreed to effect a business combination transaction whereby (i) the Company and Sears would become wholly-owned subsidiaries of a newly organized Delaware corporation ("Holdco") to be named "Sears Holdings Corporation" and (ii) stockholders of the Company and Sears would become stockholders of Holdco. Consummation of the transaction is subject to various conditions, including the approval of the stockholders of the Company and Sears.

         A copy of the joint press release of the Company and Sears announcing the execution of the Merger Agreement is included herein as Exhibit 99.1. The joint press release is incorporated herein by reference and the foregoing description of such transaction is qualified in its entirety by reference to such press release.

         The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

         Stockholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company and Sears, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to the Company or Sears. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by the Company on April 8, 2004 and by Sears on April 30, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

         99.1        Press Release, dated November 17, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KMART HOLDING CORPORATION
Date:  November 17, 2004

                                             By:  /s/ James F. Gooch
                                                --------------------------------
                                             Name:  James F. Gooch
                                             Title:  Vice President, Controller





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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1                       Press Release, dated November 17, 2004.